UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2021

W Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24520	04-3021770
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9440 Santa Monica Blvd., Suite 301, Beverly Hills, CA 90210

(Address of principal executive offices) (Zip code)

(424) 522-9977

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

Effective September 30, 2021, Slack & Company CPAs LLC (“Slack”) resigned as the independent registered public accounting firm of W Technologies, Inc. (the “Company”), in connection with its decision to no longer audit public companies. Slack is the independent registered accounting firm that audited the Company’s financial statements for the fiscal years ended July 31, 2020 and 2019, prior to the closing of the Share Exchange (as hereinafter defined) on July 29, 2021. As previously reported on the Company’s Current Report on Form 8-K filed on August 4, 2021 with the Securities and Exchange Commission (the “Commission”), on July 29, 2021, pursuant to the terms of that certain Share Exchange Agreement, dated June 15, 2021, by and among W Technologies, Inc., Krypto Ventures, Inc. (“Krypto Ventures”), each of the stockholders of Krypto Ventures (collectively, the “Krypto Ventures Stockholders”), and Aleksandr Rubin as the representative of the Krypto Ventures Stockholders, the Company acquired 102,500,000 shares Krypto Ventures’ common stock, representing 100% of the issued and outstanding capital stock of Krypto Ventures, in exchange for the issuance to the Krypto Ventures Stockholders of 233,474,958 shares of the Company’s common stock (the “Share Exchange”). As a result of the closing of the Share Exchange, Krypto Ventures became a wholly owned subsidiary of the Company and the business of Krypto Ventures became the business of the Company. Following the closing of the Share Exchange, Slack continued to act as the Company’s independent registered accounting firm. In connection with the Share Exchange, the Company’s fiscal year end changed from July 31 to December 31.

Except as set forth herein, Slack’s report on the Company’s financial statements for the fiscal years ended July 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report expressed substantial doubt regarding our ability to continue as a going concern.

Furthermore, during the Company’s two most recent fiscal years and through September 30, 2021, there have been no disagreements with Slack on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Slack’s satisfaction, would have caused Slack to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

For the two most recent fiscal years and through September 30, 2021, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Slack with a copy of the disclosure contained herein, prior to its filing with the Commission, and requested that Slack furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. The Company has not yet received the requested letter from Slack. Once the letter is received, the Company will amend this Current Report on Form 8-K in order to provide a copy of the letter.

(b) Engagement of New Independent Registered Accounting Firm

On September 30, 2021, the Company’s Board of Directors appointed Hudgens CPA, PLLC (“Hudgens”) as the Company’s new independent registered public accounting firm. During the Company’s two most recent fiscal years and through September 30, 2021, neither the Company nor anyone acting on the Company’s behalf consulted Hudgens with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 24, 2021, the Company filed a certificate of amendment to its certificate of incorporation in order to change its corporate name, effective November 30, 2021, from W Technologies, Inc. to Krypto Ventures Holdings, Inc.

The information set forth above is qualified in its entirety by reference to the actual terms of the certificate of amendment to the Company’s certificate of incorporation, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01. Other Events.

On September 30, 2021, the Company issued a press release announcing its proposed name change. The press release is attached hereto as Exhibit 99.1 and, except with regard to the websites referenced therein, is incorporated herein by reference.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K, including on Exhibit 99.1 hereto, that are not historical facts constitute forward-looking statements. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, which may cause actual results, performance, or achievements to differ materially from those expressed or implied. Any forward-looking statement speaks only as of the date made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which they are made.

The words “believe,” “anticipate,” “design,” “estimate,” “plan,” “predict,” “seek,” “expect,” “intend,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “continue,” “will,” and “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are not guarantees of the future, as there are a number of meaningful factors that could cause the Company’s actual results to vary materially from those indicated by such forward-looking statements. These statements are based on certain assumptions made based on experience, expected future developments and other factors the Company believes are appropriate in the circumstances. Some factors which could cause actual results to differ from expectations, many of which are beyond the Company’s control, are referenced in the Company’s filings with the Securities and Exchange Commission. Except as required by law, we do not assume any obligation to update any forward-looking statement. We disclaim any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of amendment to certificate of incorporation of the registrant.
99.1	Press release of the registrant issued on September 30, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 30, 2021	W Technologies, Inc.

	By:	/s/ Aleksandr Rubin
Aleksandr Rubin
Chief Executive Officer